Finance Income (Tables)	12 Months Ended
Dec. 31, 2023
Finance income.
Schedule of finance income

	2023	2022	2021
	$’000	$'000	$'000

Interest income - bank deposits	25,008	15,170	7,798
Net foreign exchange gain arising from derivative instruments - realized	38	655	9,889
Fair value gain on embedded options and interest rate caps	163	—	604
Fair value gain on embedded derivative within revenue contract	—	—	7,231
	25,209	15,825	25,522